GOING CONCERN	12 Months Ended
Feb. 28, 2011
Notes to Financial Statements
GOING CONCERN

3           GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis. The Company has a history of operating losses and will need to raise additional capital to fund its planned operations. As at February 28, 2011, the Company had a cumulative loss, during its development period, of $46,293,923 (February 28, 2010 - $43,055,507). These conditions raise substantial doubt about the Company ‘ s ability to continue as a going concern.

The Company intends to reduce its cumulative loss through the attainment of profitable operations from its investment in a Mexican mining venture (note 6). In addition, the Company has conducted private placements of convertible debt and common stock (notes 8 and 11), which have generated a portion of the initial cash requirements for its planned Mexican mining ventures (note 6).

In February 2009, the Company signed a definitive agreement with MRT which was amended in December 2009, to provide funding of up to $8,000,000 to the Company to initiate production at its Cieneguita property, complete a feasibility study, as well to continue the exploration of its properties (note 6).

In July 2009, the Company signed a definitive agreement to sell its Guazapares project located in southwest Chihuahua, Mexico to Paramount Gold de Mexico, SA de C.V., the Mexican subsidiary of Paramount Gold and Silver Corp. (“Paramount”) for a total consideration of up to $5,300,000. The purchase price is to be paid in two stages. The first payment of $3,700,000 was released from escrow in February 2010, as the transfer of the 12 claims to Paramount was completed. An additional payment of $1,600,000 is due if, within 36 months following execution of the letter of agreement (July 10, 2009), either (i) Paramount Gold de Mexico SA de C.V. is sold by Paramount, either through a stock sale or a sale of substantially all of its assets, or (ii) Paramount ‘ s San Miguel project is put into commercial production.

In September 2009, the Company entered into private placement subscription agreements, as thereafter amended, with certain U.S. accredited investors and certain non-U.S. investors for 12,500,000 unregistered shares of common stock with 100% warrant coverage at a purchase price of $0.20 per unit. The warrants have an exercise price of $0.30 per share with a two-year term and will not be exercisable until 12 months after their date of issuance. The Company received aggregate gross proceeds, prior to any expenses, from the private placement of $2,500,000.

In February 2011, the Company entered into private placement subscription agreements, with certain U.S. accredited investors and certain non-U.S. investors for 5,000,000 unregistered shares of common stock with 100% warrant coverage at a purchase price of $0.20 per unit. The warrants have an exercise price of $0.30 per share with a two-year term. As of February 28, 2011, the Company has received aggregate gross proceeds, prior to any expenses, from the private placement of $640,000.